11. Inventories	6 Months Ended
Jun. 30, 2020
Inventories Abstract
Inventories
11.	Inventories
	06.30.2020	12.31.2019
Crude oil	2,062	3,905
Oil products	1,624	2,274
Intermediate products	372	586
Natural gas and Liquefied Natural Gas (LNG)	68	173
Biofuels	20	28
Fertilizers	28	28
Total products	4,174	6,994
Materials, supplies and others	865	1,195
Total	5,039	8,189

In the first half of 2020, the Company recognized a US$ 372 loss within cost of sales, adjusting inventories to net realizable value (a US$ 10 gain as a reversal of cost of sales in the first half of 2019) primarily due to changes in international prices of crude oil and oil products.

At June 30, 2020, the Company had pledged crude oil and oil products volumes as collateral for the Terms of Financial Commitment (TFC) signed by Petrobras and Petros in 2008, presenting no significant changes when compared to the amount reported at December 31, 2019.